                      SECURITIES AND EXCHANGE COMMISSION

                            450 Fifth Street, N.W.
                            Washington, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report:  April 8, 1998


                         Nanopierce Technologies, Inc.
     ---------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


    Nevada                        33-19598-D                      84-0992908
------------------               ------------                -------------------
    (State of                    (Commission                    (IRS Employer
  incorporation)                 File Number)                Identification No.)


                      370 Seventeenth Street, Suite 3290
                            Denver, Colorado  80202
       -----------------------------------------------------------------
             (Address of Principal Executive Offices)  (Zip Code)


      Registrant's telephone number, including area code: (303) 592-1010

                                Not Applicable
       -----------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

 (a)

    (i) On April 8, 1998 the Registrant dismissed Larry O'Donnell, CPA, P.C. ("O'Donnell"), and engaged Gelfond Hochstadt Pangburn & Co., ("Gelfond") as its new principal independent accountant effective, April 8, 1998.

    (ii) There was no adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles for either of the Registrant's past two (2) years.

    (iii) It is expected that the Board of Directors of the Registrant will approve the dismissal of O'Donnell and the engagement of Gelfond as its new principal independent accountant effective, as of April 8, 1998.

    (iv) There were no disagreements within the meaning of Item 304 (a)(1)(iv) of Regulation S-K during the Registrant's two (2) most recent fiscal years and the subsequent period up to the date of the engagement of the new principal independent accountant.

 (b) The Registrant or someone on its behalf has not consulted Gelfond during its two (2) most recent fiscal years, or any subsequent interim period prior to its engagement of Gelfond.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     C.   Exhibits.

          16.01 Letter dated April 13, 1998 from Registrant's former principal independent accountant.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              NANOPIERCE TECHNOLOGIES, INC.



Date:  April 14, 1998         By:   /s/  Paul H. Metzinger
                                    --------------------------------------------
                                    Paul H. Metzinger, Chief Executive Officer,
                                    President

                               LIST OF EXHIBITS

16.01 Letter dated April 13, 1998 from Registrant's former principal independent accountant.

                                       4